                                                                    Exhibit 10.7


                          COMMERCIAL LEASE AGREEMENT





                               WILLIAM R. COOPER
                                      and
                                CRAIG A. COOPER
                                  (LANDLORD)





                                      AND





                            METASOLV SOFTWARE, INC.
                                   (TENANT)







                                   Address:

                                   _____ Tennyson Parkway

                                   Plano, Texas  75024

                               TABLE OF CONTENTS
                               -----------------

                                                                                               Page No.
                                                                                               --------
1. PREMISES, TERM, AND INITIAL IMPROVEMENTS..........................................................1
   ----------------------------------------
2. BASE RENT, SECURITY DEPOSIT AND ADDITIONAL RENT...................................................1
   -----------------------------------------------
3. TAXES.............................................................................................3
   -----
4. NET LEASE.........................................................................................3
   ---------
5. TENANT'S AND LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS........................................3
   ----------------------------------------------------------
6. ALTERATIONS.......................................................................................4
   -----------
7. SIGNS.............................................................................................5
   -----
8. UTILITIES.........................................................................................5
   ---------
9. INSURANCE.........................................................................................5
   ---------
11. LIABILITY, INDEMNIFICATION.......................................................................6
    --------------------------
12. USE..............................................................................................6
    ---
13. INSPECTION.......................................................................................7
    ----------
14. ASSIGNMENT AND SUBLETTING........................................................................7
    -------------------------
15. CONDEMNATION.....................................................................................8
    ------------
16. SURRENDER OF PREMISES; HOLDING OVER..............................................................8
    -----------------------------------
17. QUIET ENJOYMENT..................................................................................9
    ---------------
18. EVENTS OF DEFAULT................................................................................9
    -----------------
19. REMEDIES.........................................................................................9
    --------
20. LANDLORD'S LIABILITY............................................................................10
    --------------------
21. MORTGAGES.......................................................................................10
    ---------
22. ENCUMBRANCES....................................................................................11
    ------------
23. MISCELLANEOUS...................................................................................11
    -------------
24. NOTICES.........................................................................................12
    -------
25. HAZARDOUS WASTE.................................................................................12
    ---------------
26. (INTENTIONALLY DELETED.)........................................................................13
     -----------------------
27. LANDLORD'S LIEN.................................................................................13
    ---------------
28. ROOFTOP EQUIPMENT...............................................................................13
    -----------------
29. TAX INCENTIVES..................................................................................13
    --------------

                             LIST OF DEFINED TERMS
                             ---------------------

                                                                             Page No.
AAA...............................................................................F-1
AAA.................................................................................8
Affiliate..........................................................................11
Applicable Percentage.............................................................E-1
Base Rent...........................................................................1
Building............................................................................1
Building's Structure................................................................4
Casualty............................................................................6
Claimant...........................................................................10
Commencement Date...................................................................1
Construction Allowance..............................................................5
Disabilities Acts...................................................................7
Environmental Law..................................................................13
Event of Default....................................................................9
Extension.........................................................................F-1
Extension Notice..................................................................D-1
Fair Market Rental Rate...........................................................F-1
FMRR Notice.......................................................................F-1
Hazardous Substances...............................................................13
HVAC System.........................................................................4
including..........................................................................11
Indemnified Parties.................................................................6
Improvements........................................................................4
Land................................................................................1
Landlord............................................................................1
Landlord's Mortgagee...............................................................11
Landlord's Proposal...............................................................E-1
Law................................................................................11
Laws...............................................................................11
Lease...............................................................................1
Legal Requirements.................................................................13
Letter of Credit....................................................................2
Loss................................................................................6
Market Area.......................................................................F-1
Monument Sign.......................................................................5
Mortgage...........................................................................11
MSDS...............................................................................13
Original Lease......................................................................1
Pass-Through Expenses...............................................................2
Permitted Activities...............................................................13
Permitted Materials................................................................13
Permitted Transfer..................................................................8
Permitted Transferee................................................................8
Permitted Use.......................................................................7
Premises............................................................................1
Primary Lease......................................................................11
rent................................................................................3
Rooftop Equipment..................................................................13
Security Deposit....................................................................2
Sign Conditions.....................................................................5
Sign Requirements...................................................................5
Space.............................................................................F-1
Taking..............................................................................9
Tangible Net Worth..................................................................7
Taxes...............................................................................3
Tenant..............................................................................1
Tenant Panel........................................................................5
Tenant Party.......................................................................11
Term................................................................................1
Total Construction Costs............................................................4
Transfer............................................................................7
Vacation Date.......................................................................7

                                LEASE AGREEMENT
                                ---------------


     This Lease Agreement (this "Lease") is entered into by WILLIAM R. COOPER
                                 -----
and CRAIG A. COOPER ("Landlord"), and METASOLV SOFTWARE, INC., a Delaware
                      --------
corporation ("Tenant").
              ------


     1.   PREMISES, TERM, AND IMPROVEMENTS.
          --------------------------------

          (a) Landlord leases to Tenant, and Tenant leases from Landlord, the real property described on Exhibit A (the "Premises"), which includes the
                           ---------       --------
approximately 100,000 rentable square foot building (the "Building") to be
                                                          --------
constructed by Landlord on the real property described on Exhibit A (the
                                                          ---------
"Land"), subject to the terms and conditions in this Lease.  Landlord and Tenant
 ----
stipulate that for purposes of calculating Tenant's obligations to pay Base Rent the size of the Premises shall be determined by Landlord's architect upon completion of construction of the Building using current applicable BOMA standards.

          (b) The Lease term shall be 132 months, beginning on the Commencement Date (defined below) (the "Term", which defined term shall include all renewals
                           ----
and extensions of the Term); however, if the Commencement Date is not the first day of a calendar month, then the Term shall end on the last day of the 132-month period that begins with the first day of the first full calendar month of the Term. The "Commencement Date" shall be the date which is 60 days following
                -----------------
the date on which the Premises are tendered to Tenant, which shall be the date of substantial completion of the construction of the Building by Landlord (as defined in Exhibit B hereto). Tenant shall execute and deliver to Landlord,
           ---------
within ten days after Landlord has requested same, a letter confirming (1) the Commencement Date, (2) that Tenant has accepted the Premises, subject to Landlord's obligations to complete "punchlist" items following substantial completion of construction of the Building, and (3) that Landlord has performed all of its obligations with respect to the Premises.

     2.   BASE RENT, SECURITY DEPOSIT AND ADDITIONAL RENT.
          -----------------------------------------------

          (a) Tenant shall pay to Landlord "Base Rent", in advance, without
                                            ---------
demand, deduction or set off, equal to the following amounts for the following months of the Term:

========================================================================================================
                                                                                Monthly Base Rent
                                                                                (subject to verification
                                                    Annual Base Rent            of net rentable area, as
                                                    Rate Per Rentable           set forth in Section
                 Time Period                           Square Foot              1.(a) above)
--------------------------------------------------------------------------------------------------------
Months 1 through 12                                      $12.00                        $100,000.00
--------------------------------------------------------------------------------------------------------
Months 13 through 24                                     $16.32                        $136,000.00
--------------------------------------------------------------------------------------------------------
Months 25 through 36                                     $16.65                        $138,750.00
--------------------------------------------------------------------------------------------------------
Months 37 through 48                                     $16.98                        $141,500.00
--------------------------------------------------------------------------------------------------------
Months 49 through 60                                     $17.31                        $144,250.00
--------------------------------------------------------------------------------------------------------
Months 61 through 72                                     $17.64                        $147,000.00
--------------------------------------------------------------------------------------------------------
Months 73 through 84                                     $17.97                        $149,750.00
--------------------------------------------------------------------------------------------------------
Months 85 through 96                                     $18.30                        $152,500.00
--------------------------------------------------------------------------------------------------------
Months 97 through 108                                    $18.83                        $156,916.67
--------------------------------------------------------------------------------------------------------
Months 109 through 120                                   $19.36                        $161,333.33
--------------------------------------------------------------------------------------------------------
Months 121 through the expiration date                   $19.89                        $165,750.00
========================================================================================================

The first monthly installment of Base Rent, plus the other monthly charges set forth in Section 2.(c), shall be due on the Commencement Date; thereafter, monthly installments of Base Rent shall be due on the first day of each calendar month following the Commencement Date. If the Term begins on a day other than the first day of a month or ends on a day other than the last day of a month, the Base Rent and additional rent for such partial month shall be prorated.

          (b) Tenant shall deposit with Landlord within five business days after the date hereof, a Letter of Credit (defined below) (the "Security Deposit"),
                                                          ----------------
which shall be held by Landlord to secure Tenant's obligations under this Lease and under that certain Commercial Lease Agreement dated April 1, 1997 between CrowInvest I, L.P., as Landlord (as assigned to Landlord hereunder) and Tenant covering premises located at 5560 Tennyson Parkway, Plano, Texas (the "Original
                                                                       --------
Lease"); however, the Security Deposit is not an advance rental deposit or a
-----
measure of Landlord's damages for an Event of Default (defined below). Landlord may use any portion of the Security Deposit to satisfy Tenant's unperformed obligations hereunder or under the Original Lease, without prejudice to any of Landlord's other remedies. If so used, Tenant shall pay Landlord an amount that will restore the Security Deposit to its original amount upon request. The Security Deposit shall be Landlord's property. The unused portion of the Security Deposit will be returned to Tenant within 45 days after the end of the Term, provided that Tenant has fully and timely performed its obligations hereunder throughout the Term.

     As used herein, "Letter of Credit" shall mean a standby, unconditional,
                      ----------------
irrevocable letter of credit in the initial face amount of $1,300,000, naming Landlord as beneficiary issued by a bank or financial institution acceptable to Landlord with banking offices (or providing for draws on a confirming bank with offices) in Dallas,

Texas, permitting partial draws thereon, and otherwise in form acceptable to Landlord (including without limitation, provisions for drawing "on sight" only and permitting assignment to any person or entity. Tenant shall from time to time cause the Letter of Credit, if any, to be renewed no later than 60 days prior to any expiration date thereof so that the Letter of Credit remains in effect for 60 days after the scheduled expiration date of the Term or any renewal Term; if Tenant fails timely to renew the Letter of Credit, then Landlord shall have the right to draw thereon, and retain the amounts so drawn as the Security Deposit. Landlord may draw upon the Letter of Credit and apply the proceeds thereof to perform any of Tenant's unperformed obligations under this Lease. After any such draw, Tenant shall pay to Landlord on demand the amount so drawn to be held as part of the Security Deposit.

     Notwithstanding the foregoing, the face amount of the Letter of Credit required to be maintained hereunder shall be reduced to $650,000 upon the satisfaction or occurrence, as the case may be, of the following:

          (a)  during the Term of this Lease,

               (i) no Event of Default has occurred and is continuing under either this Lease or the Original Lease, and Tenant has fully paid and performed all of its obligations under both this Lease and the Original Lease for the same twelve (12) consecutive month period; and

               (ii) Tenant has an unencumbered cash balance of not less than Ten Million and No/100 Dollars ($10,000,000) at the time it has satisfied the other requirements of this Section 2(b); and

               (iii) Tenant has a Tangible Net Worth (as defined in Section 14(c) hereof) of not less than Forty Million and No/100 Dollars ($40,000,000) at the time it has satisfied the other requirements of this Section 2(b); and

               (iv) Tenant currently occupies all of the Premises and no portion thereof is subject to a sublease; and

               (v) the amount of Tenant's outstanding indebtedness (which shall not include trade payables or contingent liabilities with respect to lease obligations) shall not exceed thirty percent (30%) of the value of Tenant's assets (as Landlord shall verify by reviewing evidence thereof submitted by Tenant); and

               (vi) Tenant's Cash Flow shall equal or exceed twice the amount of Tenant's monetary obligations under this Lease for the twelve (12) month period following the date of satisfaction of the other requirements of this
Section 2(b); as used herein, "Cash Flow" shall mean all revenues, receipts and
                               ---------
proceeds received by Tenant from its business operations less all costs incurred in connection with Tenant's business operations which costs shall include, without limitation, operating costs, capital expenditures, all interest paid on loans to Tenant and other forms of indebtedness of Tenant and investments made by Tenant (but excluding from such costs non-cash charges). Cash Flow shall be computed on an accrual basis with respect to expenses only.

          Tenant shall submit audited financial statements for its immediately preceding fiscal year prepared in accordance with generally accepted accounting principles to verify the satisfaction of the conditions set forth in clauses
(ii), (iii), (v) and (vi) hereof. Additionally, the requirement that Tenant maintain the Letter of Credit shall be waived upon the satisfaction or occurrence, as the case may be, of the following: (aa) the passage of forty-five (45) days following the expiration of the Term of this Lease, or (bb) the satisfaction of the conditions set forth in subparagraph (a), clauses (i) through (vi) hereof in at least two (2) separate, consecutive fiscal years (and the pertinent time periods shall be completely separate, consecutive and distinct).

          (c) Tenant shall pay, as additional rent, all costs incurred by Landlord for the following expenses ("Pass-Through Expenses"): (1) the cost of
                                      ---------------------
insurance, to the extent paid by Landlord, including that portion of the premiums under any blanket or umbrella insurance policy maintained and paid by Landlord as may be reasonably allocated to the Premises by Landlord; and (2) rents under Primary Leases (defined below), if any. Tenant shall pay all insurance premiums in one installment in advance within ten days after Landlord requests such payment. The initial monthly payments of Pass-Through Expenses are based upon Landlord's estimate of the Pass-Through Expenses for the year in question, and shall be increased or decreased annually to reflect the projected actual Pass-Through Expenses for that year. If Tenant's total payments in respect of Pass-Through Expenses for any year are less than the Pass-Through Expenses for that year, Tenant shall pay the difference to Landlord within ten days after Landlord's request therefor; if such payments are more than such Pass-Through Expenses, Landlord shall retain such excess and credit it against Tenant's future annual payments. The amounts of the initial monthly installments of Base Rent and Pass-Through Expenses are as follows:

     Base Rent....................................       $100,000.00
     Pass-Through Expenses........................       $      0.00*
                                                         -----------

     Total initial monthly pay ment...............       $100,000.00
                                                         ===========

*This estimate assumes that the insurance expenses described above have already been paid by Tenant to reimburse Landlord for the cost of a lump sum annual insurance installment payment.

          (d) If any payment required of Tenant under this Lease is not paid when due and Tenant fails to pay such amount within five days after Landlord delivers to Tenant written notice thereof, then Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency; however, if during the 12-month period preceding any such delinquent payment, Landlord has twice delivered to Tenant written notice that Tenant has failed to pay rent when due, then Landlord may charge Tenant such 5% fee for the delinquent payment in question when such payment is past due without first delivering to Tenant written notice thereof.

          (e) All payments and reimbursements required to be made by Tenant under this Lease shall constitute "rent" (herein so called).
                                   ----

     3.   TAXES.
          -----

          (a) Tenant shall pay all taxes, assessments and governmental charges whether federal, state, county, or municipal and whether they are imposed by taxing or management districts or authorities presently existing or hereafter created and all dues, assessment and other charges applicable to the Premises payable to any property or community owner association under restrictive covenants or deed restrictions encumbering the Premises (collectively, "Taxes")
                                                                        -----
that accrue against the Premises and deliver to Landlord receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify the payment thereof at least ten days before such Taxes become delinquent. If, during the Term, there is levied, assessed or imposed on Landlord a capital levy or other tax directly on the rent or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon rent, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be included within the term "Taxes".

          (b) Tenant may, at its expense, contest the validity or amount of any Taxes in accordance with Law, in which event the obligation to pay such amount under this Lease shall be deferred during the pendency of such contest, if diligently prosecuted. Within 15 days before any contested Taxes become due, Tenant shall deposit with Landlord an amount equal to the amount payable for such contested Taxes for the preceding Tax year (together with any interest, fees, and penalties that may accrue during any such contest), which amount shall be applied to the payment of the contested Taxes when the amount thereof shall be finally determined, with Tenant paying any unpaid portion of the amount of the contested Taxes (together with interest, fees, and penalties that may accrue thereon). Nothing herein, however, shall permit any Taxes to remain unpaid for any interval that would permit the Premises, or any part thereof, to be sold or seized by any governmental authority for the nonpayment of Taxes. If at any time, in the reasonable judgment of Landlord, it shall become necessary to do so, Landlord may, after written notice to Tenant, under protest, if so requested by Tenant, apply the amounts so deposited or so much thereof as may be required to prevent a sale or seizure of the Premises or foreclosure of any lien created thereon to secure payment of such unpaid Taxes. Tenant shall pay all penalties, interest, and fees assessed because of Tenant's failure to pay Taxes when due, and Tenant shall indemnify, defend, and hold harmless Landlord from and against any costs, liability, or damage incurred by Landlord arising out of or attributable to Tenant's failure to pay Taxes when due. If required by Law, Landlord shall join in any contest proceedings brought by Tenant, at Tenant's expense.

          (c) If Tenant fails timely to deliver evidence of the payment of the amounts required to be paid by Tenant under this Section 3, then Landlord may pay such amounts, in which case, Tenant shall reimburse to Landlord all amounts so paid within ten days after Landlord delivers to Tenant written notice thereof.

          (d) If any Landlord's Mortgagee requires that Landlord establish an escrow for the payment of Taxes or if an Event of Default occurs, then Tenant shall pay to Landlord a sum equal to 1/12th of the annual Taxes payable under this Lease on the first day of each month during the Term. Landlord shall hold such payments in a non-interest bearing account. All such monthly payments of Taxes shall be based on Landlord's reasonable estimate of the Taxes due for the year in question, and any deficiency of funds in the escrow account shall be paid by Tenant to Landlord upon demand. If an Event of Default occurs, Landlord may apply any funds in the escrow account to the satisfaction of any unperformed obligation of Tenant under this Lease.

     4.   NET LEASE.  This Lease is intended to be an absolutely net lease;
          ---------
accordingly, except as provided in Section 5.(b), Landlord shall not be required to maintain, repair or perform any other obligations with respect to the Premises. Except as provided in Section 15 hereof, Tenant's obligation to pay rent hereunder shall be absolute and net of all expenses incurred in connection with the operation, maintenance, ownership and management of the Premises.

     5.   TENANT'S AND LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS.
          ----------------------------------------------------------

          (a) Tenant's Obligations.  Except as provided in Section 5.(b), Tenant
              --------------------
shall maintain all parts of the Premises including the Building's roof and structural elements, all mechanical, electrical, plumbing, and lighting systems and equipment, and skylights, windows, plate glass, doors, and partitions in good condition and promptly make all necessary repairs and replacements to the Premises. If any portion of the Premises cannot be fully repaired or restored, then Tenant shall promptly replace such portion of the Premises, regardless of whether the benefit of such replacement extends beyond the Term. Without limiting the generality of the foregoing, Tenant shall perform the following obligations:

              (1) Tenant shall maintain the parking areas, driveways, alleys, landscaping and grounds surrounding the Premises in a clean and sanitary condition, consistent with the operation of a first-class office/warehouse building, including prompt maintenance, repairs and replacements of (A) the exterior of the Building (including painting),
          (B) sprinkler systems and sewage lines, (C) pavement, curbs, and sidewalks, and (D) any other items normally associated with the foregoing.

              (2) Tenant shall maintain the hot water equipment and the heating, air condition, and ventilation equipment and system (the "HVAC System"), in good repair and condition and in
          ------------
          accordance with Law and with such equipment manufacturers' suggested operation/maintenance service program; such obligation shall include replacement of all equipment necessary to maintain such equipment and system in good working order. Within ten business days after the Commencement Date, Tenant shall enter into regularly scheduled preventive maintenance/service contracts for such equipment, each in form and substance and with a contractor reasonably acceptable to Landlord, and deliver copies thereof to Landlord. At least 14 days before the end of the Term, Tenant shall deliver to Landlord a certificate from an engineer reasonably acceptable to Landlord certifying that the hot water equipment and the HVAC System are then in good repair and working order.

          (b) Landlord's Obligations.  Landlord's maintenance obligations are
              ----------------------
limited solely to the maintenance of the foundation piers and structural members of the exterior walls and replacement of the roof if same is damaged; however, Landlord shall not be responsible (1) for any such work until Tenant delivers to Landlord written notice of the need therefor, (2) for alternations to such items required by Law because of Tenant's use of the Premises (which alterations shall be performed by Tenant), or (3) for damage caused to such items by a Tenant Party. Landlord's liability for any such items shall be limited to the cost of performing such work.

     6.   ALTERATIONS.
          -----------

          (a) General.  Tenant shall not make any alterations, additions or
              -------
improvements to the Premises which affect the Building's Structure (defined below) without the prior written consent of Landlord. Landlord shall not be required to notify Tenant of whether it consents to any such alteration, addition or improvements until it (1) has received plans and specifications therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner and (2) has had a reasonable opportunity to review them. If the alteration, addition or improvement will affect the Building's roof, foundation and structural elements (the roof, foundation, and structural elements being herein collectively called the "Building's Structure"), HVAC System, or mechanical, electrical, or plumbing
     --------------------
systems, then the plans and specifications therefor must be prepared by a licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with Law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work. Upon completion of any alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor. Tenant may erect shelves, bins, machinery and trade fixtures provided that such items (A) do not alter the basic character of the Premises; (B) do not overload or damage the Premises; and (C) may be removed without damage to the Premises. Unless Landlord specifies in writing otherwise, all alterations, additions, improvements, and fixtures shall be Landlord's property when installed in the Premises, except for furniture and equipment of Tenant which is not affixed to the Premises so as to become a fixture (i.e., unattached items and items which are temporarily attached by bolts and screws, but not items which are built-in or incorporated into the Building or the electrical, plumbing, or mechanical systems therein). All work performed by a Tenant Party in the Premises (including that relating to the installations, repair, replacement, or removal of any item) shall be performed in accordance with Law and with Landlord's specifications and requirements, in a good and workmanlike manner, and so as not to damage or alter the Building's Structure or the Premises.

          (b) Tenant Improvements.  Following the date on which Landlord has
              -------------------
tendered the Premises to Tenant (which shall be upon substantial completion of Landlord's construction of the Building), the tenant improvements (the "Improvements") shall be constructed at Tenant's expense, except as provided
-------------
below.

          (1) Tenant shall bear the entire cost of performing the Work (defined below) relating to the Improvements (including, without limitation, design of the Improvements and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs relating thereto, all of which costs are herein collectively called the "Total Construction Costs") in excess of the
                              ------------------------
     Construction Allowance. Upon approval of the Working Drawings for the Improvements and selection of a contractor, Tenant shall promptly execute a work order agreement prepared by Landlord which identifies such drawings, itemizes the Total Construction Costs and sets forth the Construction Allowance.

          (2) Provided no Event of Default exists, Landlord shall provide to Tenant a construction allowance for the Improvements (the "Construction
                                                                ------------
     Allowance") equal to the lesser of (A) the Total Construction Costs
     ---------
     incurred for the Improvements or (B) the product of $15.00 times the actual rentable area of the Premises (as determined by Landlord's architect pursuant to Section 1.(a)). To the extent Tenant is entitled to receive such allowance, the construction allowance shall be disbursed in monthly advances based on the costs of the work incurred. Tenant shall submit to Landlord (but not more frequently than once per month) construction allowance requests accompanied by all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work for which the request is being submitted, together with lien waivers from such parties. Provided that no Event of Default exists, Landlord shall make advances of the construction allowances within ten days after its receipt of the advance request accompanied by the appropriate documentation; however, the final draw of the Construction Allowance, which
                                                   ----------------------
     shall not be less than 10% of the amount of such allowance, shall not be disbursed until Landlord has received final lien waivers from all persons performing work or supplying materials for the Improvements and a certificate of occupancy from the appropriate governmental authority, if applicable to the Work for the Improvements, or, if applicable, evidence of governmental inspection and approval of the Work for the Improvements. Tenant shall have the right to apply any unused portion of the Construction Allowance toward other non-specific improvements relating to the finish-out of the Premises.

               If Landlord constructs the Improvements on behalf of Tenant, then all costs relating to the construction thereof and of other improvements requested by Tenant such as a skybridge, energy management system and monument sign, in excess of the Construction Allowance shall be payable to
                                     ----------------------
     Landlord as additional rent, and such excess amount shall be amortized on a monthly basis over the Term using an interest rate of eleven percent (11%). Such excess amount shall not be greater than $500,000; however, such other improvements which are not essentially "building standard" in nature (such as those set forth in this paragraph) shall not exceed the sum of $300,000.

     7.   SIGNS.
          -----

          (a) Subject to Section 7.(b), Tenant shall not place, install or attach any signage, decorations, advertising media, blinds, draperies, or window treatments which can be viewed from outside the Building, or bars, or security installations to the Premises or the Building without Landlord's prior written approval. Tenant shall repair, paint, and/or replace any portion of the Premises or the Building damaged or altered as a result of its signage when it is removed (including, without limitation, any discoloration of the Building). Subject to Section 7.(b), Tenant shall not (1) make any changes to the exterior of the Premises or the Building, (2) install any exterior lights, decorations, balloons, flags, pennants, banners or paintings, or (3) erect or install any signs, windows or door lettering, decals, window or storefront stickers, placards, decorations or advertising media of any type that is visible from the exterior of the Premises without Landlord's prior written consent. Landlord shall not be required to notify Tenant of whether it consents to any sign until it (A) has received detailed, to-scale drawings thereof specifying design, material composition, color scheme, and method of installation, and (B) has had a reasonable opportunity to review them.

          (b) If (1) Tenant or its Affiliates are occupying the entire Premises, and (2) Tenant's right to possess the Premises or this Lease has not been terminated (collectively, the "Sign Conditions"), then Tenant may, at its risk
                               ---------------
and expense place Tenant's sign panel (the "Tenant Panel") on the Building's
                                            ------------
existing monument sign (the "Monument Sign").  The location, design, size, color
                             -------------
and material composition of the Tenant Panel must be reasonably acceptable to Landlord. If Landlord grants its approval, Tenant shall install the Tenant Panel and maintain the Tenant Panel in a good, clean and safe condition and in accordance with all Laws, including the payment of all fees in connection therewith (the "Sign Requirements"). If either of the Sign Conditions are not
                 -----------------
satisfied, Tenant shall remove the Tenant Panel upon Landlord's written demand therefor and Tenant's rights under this Section 7.(b) shall terminate. If Tenant fails to so remove the Tenant Panel within 10 days after Landlord's written request, Landlord may, at Tenant's expense, remove and dispose of the Tenant Panel in any manner it deems appropriate, all without compensation to Tenant. After the end of the Term or after Tenant's right to possess the Premises has been terminated, Landlord may require that Tenant remove the Tenant Panel by delivering to Tenant written notice thereof within 30 days after the end of the Term. If Landlord so requests, Tenant shall remove the Tenant Panel and repair all damage caused thereby, within ten days after Landlord's request therefor (reasonable wear and tear and damage by fire or other casualty excepted). If Tenant fails to timely do so, Landlord may, without compensation to Tenant, (1) use the Tenant Panel or (2) at Tenant's expense, remove the Tenant Panel, perform the related restoration and repair work and dispose of the Tenant Panel in any manner Landlord deems appropriate. Tenant shall defend, indemnify, and hold harmless Landlord from all losses, claims, costs and liabilities arising in connection with or relating to the installation, maintenance, use, or removal of the Tenant Panel, excluding those arising from
                                                  ----------------------------
Landlord's negligence.  The rights granted to Tenant under this Section 7.(b)
---------------------
may not be assigned to any party, other than in connection with a Permitted Transfer of the entire Premises.

     8.   UTILITIES.  Tenant shall obtain and pay for all water, gas,
          ---------
electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with any taxes, penalties, surcharges, maintenance charges, and the like pertaining to the Tenant's use of the Premises. Landlord shall not be liable for any interruption or failure of utility service to the Premises. If Tenant fails to pay any such amounts when due, Landlord may do so, in which case, Tenant shall reimburse Landlord for all amounts paid by Landlord within ten days after Landlord's request therefor. Landlord will cooperate with Tenant in obtaining the most favorable rates for utilities available in the area commonly known as the Legacy Business Park.

     9.   INSURANCE.  Tenant shall maintain (1) workers' compensation insurance
          ---------
(with a waiver of subrogation endorsement reasonably acceptable to Landlord) and commercial general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of $1,000,000 per occurrence combined single limit for personal injuries and death of persons and property damage occurring in or about the Premises, plus umbrella liability coverage of at least $2,000,000 per occurrence, (2) fire and extended coverage insurance covering (A) the replacement cost of all alterations, additions, partitions and improvements installed in the Premises, (B) the replacement cost of all of Tenant's personal property in the Premises, and (C) loss of profits in the event of an insured peril damaging the Premises, and (3) such other insurance as Landlord may reasonably require. Such policies shall (i) name Landlord, Landlord's agents, Landlord's Mortgagee's and their respective Affiliates (defined below), as additional insureds (and as loss payees on the fire and extended coverage insurance), (ii) be issued by an insurance company acceptable to Landlord, (iii) provide that such insurance may not be canceled unless 30-days' prior written notice is first given to Landlord and Landlord's Mortgagee, (iv) be delivered to Landlord by Tenant before the Commencement Date and at least 15 days before each renewal thereof, and (v) provide primary coverage to Landlord when any policy issued to Landlord is similar or duplicate in coverage, in which case Landlord's policy shall be excess over Tenant's policies.

     10.  DESTRUCTION OF OR DAMAGE TO PROPERTY.
          ------------------------------------

          (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage (a "Casualty") to the Premises. In no event shall rent
                             --------
abate, nor shall this Lease terminate, because of a Casualty, except as provided below. If a material portion of the Premises is damaged or destroyed and (1) cannot be rebuilt and repaired due to applicable Law or (2) if a Casualty occurs during the last 12 months of the Term and such damage cannot be repaired within 30 days after such Casualty and Tenant has not elected to extend the Term as provided in Exhibit D, then Landlord or (if a Tenant Party did not cause such Casualty)
---------
Tenant may terminate this Lease by delivering to the other written notice thereof within 30 days after such Casualty, in which case, the rent shall be abated during the unexpired portion of the Term effective upon the date the Casualty occurred. Time is of the essence with respect to the delivery of such notices.

          (b) Subject to Section 10.(c), if this Lease is not terminated under
Section 10.(a), then subject to Tenant's payment to Landlord of any deductible amounts relating to the insurance coverage for such Casualty, Landlord shall restore the Premises to substantially the same or better condition as existed before the occurrence of such Casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of the partitions, fixtures, additions and other improvements or personal property required to be covered by Tenant's insurance under Section 9, and this Lease shall remain in effect. Tenant's obligations to pay rent shall be abated while the Premises are untenantable, but only to the extent of the rent-loss insurance received by Landlord in connection with such Casualty.

          (c) If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord, or any Landlord's Mortgagee (defined below) requires that insurance proceeds be applied to the indebtedness secured by its Mortgage (defined below) obligations, Landlord may terminate this Lease by delivering written notice of termination to Tenant within 30 days after such destruction or damage or such requirement is made known by any such Landlord's Mortgagee, as applicable, whereupon all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant which accrued before this Lease is terminated.

     11.  LIABILITY, INDEMNIFICATION, WAIVER OF SUBROGATION AND NEGLIGENCE
          ----------------------------------------------------------------
CLAIMS.
------

          (a) Subject to Section 11.(b), Tenant shall indemnify, defend, and hold harmless Landlord, its successors, assigns, agents, employees, contractors, partners, directors, officers and Affiliates (collectively, the "Indemnified
                                                                 -----------
Parties") from and against all fines, suits, losses, costs, liabilities, claims,
-------
demands, actions and judgments of every kind or character (1) arising from Tenant's failure to perform its covenants hereunder, (2) recovered from or asserted against any of the Indemnified Parties on account of any Loss (defined below) to the extent that any such Loss directly or indirectly relates to or is caused by the actions or omissions of a Tenant Party or any other person entering upon the Premises under or with a Tenant Party's express or implied invitation or permission, or (3) arising from or out of the occupancy or use by a Tenant Party or arising from or out of any occurrence in the Premises; provided, however, nothing contained herein shall obligate Tenant to indemnify Landlord for any Losses caused in whole or in part by any Indemnified Party's gross negligence or willful misconduct.

          (b) Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or any
                  ----
other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), regardless of whether the negligence of either party caused such Loss in whole
------------------------------------------------------------------------------
or in part.  Each of Landlord and Tenant waives any claim it might have against
----------
the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is insured against under any insurance policy maintained by it that covers the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against by it under the terms hereof, regardless of whether the
                                              -------------------------
negligence or fault of the other party caused such loss; however, Landlord's
-------------------------------------------------------
waiver shall be inapplicable to any deductible amount maintained under Landlord's insurance policies.

     12.  USE.
          ---

          (a) The Premises shall be used only for general office use and for receiving, storing, shipping and selling products, materials and merchandise made or distributed by Tenant and for such other lawful purposes as may be incidental thereto (the "Permitted Use"); however, no store-front retail sales
                         -------------
may be made from the Premises. Tenant may not use any part of the Premises for any use other than office use without Landlord's consent, which shall not be unreasonably withheld. Tenant shall not use the Premises to receive, store or handle any product, material or merchandise that is explosive or highly inflammable or hazardous, except in compliance with all applicable Laws and in accordance with Section 25. Outside storage is prohibited. Tenant shall be solely responsible for complying with all Laws applicable to the use, occupancy, and condition of the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations to emanate from the Premises; nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other person; nor permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, or (3) cause the disallowance of any sprinkler credits. Tenant shall pay to Landlord on demand any increase in the cost of any insurance on the Premises incurred by Landlord, which is caused by Tenant's use of the Premises or because Tenant vacates the Premises.

          (b) Tenant and its employees and invitees may use the parking areas described in Exhibit E. Landlord shall not be responsible for enforcing
             ---------
Tenant's parking rights against third parties.

          (c) Notwithstanding anything in this Lease to the contrary, as between Landlord and Tenant, Tenant shall bear the risk of complying with Title III of the Americans with Disabilities Act of 1990, the Texas Elimination of Architectural Barriers Act, and all rules, regulations, and guidelines promulgated under either of such acts, as they may be amended from time to time (collectively, the "Disabilities
                                                                   ------------
Acts"), in the Premises. However, Landlord warrants that the Building shell
----
shall be in compliance with the Disabilities Acts and other applicable laws as of the Commencement Date.

     13.  INSPECTION.  Upon twenty-four (24) hours prior written or oral
          ----------
notice to Tenant (except in the event of an emergency, in which case no such notice is required), Landlord and Landlord's agents and representatives may enter the Premises during business hours to inspect the Premises; to make such repairs as may be required or permitted under this Lease; to perform any unperformed obligations of Tenant hereunder; and to show the Premises to prospective purchasers, mortgagees, ground lessors, and (during the last 9 months of the Term) tenants. During the last 9 months of the Term, Landlord may erect a sign reasonably acceptable to Landlord and Tenant on the Premises indicating that the Premises are available and, if applicable, that Tenant is relocating. Tenant shall notify Landlord in writing of its intention to vacate the Premises at least 60 days before Tenant will vacate the Premises; such notice shall specify the date on which Tenant intends to vacate the Premises (the "Vacation Date"). At least 30 days before the Vacation Date, Tenant shall
      -------------
arrange to meet with Landlord for a joint inspection of the Premises. After such inspection, Landlord shall prepare a list of items that Tenant must perform before the Vacation Date to substantially restore the Premises to the condition required in Section 16. If Tenant fails to arrange for such inspection, then Landlord may conduct such inspection and Landlord's determination of the work Tenant is required to perform before the Vacation Date shall be conclusive. If Tenant fails to perform such work before the Vacation Date, then Landlord may perform such work at Tenant's cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten days after Landlord's request therefor.

     14.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          (a) Except as provided below, Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, except as provided in Section 14.(c), (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of more than 50% of the ownership interest in Tenant, (4) grant any license, concession, or other right of occupancy of any portion of the Premises, or (5) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 14.(a)(1) through 14.(a)(5) being a "Transfer"). If
                                                               --------
Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. Landlord shall, within fifteen (15) days of receipt of such information from Tenant, approve such Transfer or notify Tenant in writing of Landlord's reason for not approving such proposed Transfer. Landlord will use commercially reasonable efforts to obtain the consent of Landlord's Mortgagee to any proposed assignee or subtenant of which Landlord approves. If Landlord fails to so notify Tenant within such period, then the proposed Transfer shall be deemed disapproved. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder (however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor). No Transfer or Permitted Transfer shall release Tenant from performing the obligations of the "Tenant" under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant's rent obligations. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

          (b) Tenant hereby assigns, transfers and conveys all consideration (less reasonable costs and expenses actually incurred by Tenant directly relating to such Transfer) received by Tenant under any Transfer, which are in excess of the rents payable by Tenant under this Lease, and Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten days after receipt.

          (c) Notwithstanding the foregoing, Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises to the following types of entities (a "Permitted Transferee") without the written consent of Landlord
                --------------------
(a "Permitted Transfer"), provided that the conditions set forth below are
    ------------------
satisfied:

              (1) an Affiliate of Tenant (as defined in Section 23);

              (2) any corporation in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of corporations, or any transfer of more than fifty percent (50%) of the ownership interest in Tenant, so long as (A) Tenant's obligations hereunder are assumed by the corporation or other entity surviving such merger or transfer of interest or created by such consolidation or transfer of interest; (B) the Tangible Net Worth of the surviving or created corporation or other entity is not less than the Tangible Net Worth of Tenant as of the date hereof; and (C) the combined gross revenues of Tenant and the other corporation or other form of transferee for the preceding 12-month period exceeded $25,000,000 and the combined net income of Tenant and the other corporation or other form of transferee before taxes for the preceding 12-month period exceeding $1,300,000, as verified by the audited financial statement of Tenant and such other corporation or other form of transferee delivered to Landlord; or

               (3) any corporation acquiring all or substantially all of Tenant's assets, if (A) such corporation's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof, and (B) such corporation has gross revenues for the preceding 12-month period exceeding $25,000,000 and has net income before taxes for the preceding 12-month period exceeding $1,300,000, as verified by the acquiring corporation's audited financial statements delivered to Landlord.

Tenant shall promptly notify Landlord of any such Permitted Transfer. As a condition precedent to any Permitted Transfer, the proposed Permitted Transferee must deliver to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder. As used herein, "Tangible Net Worth" shall mean
                                                  ------------------
the excess of total assets over total liabilities (in each case, determined in accordance with GAAP) excluding from the determination of total assets all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to Landlord's prior written consent (which Landlord may grant or deny in its sole discretion). Notwithstanding any assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlords' approval has been obtained for any such assignments or sublettings).

          (d) With respect to any written request by Tenant to Landlord for Landlord's consent to a Transfer (other than a Permitted Transfer), Landlord may, within 30 days after submission of such request, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date of the proposed Transfer was to be effective. If, pursuant to the exercise of this right, Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, Landlord shall not have the right to cancel this Lease with respect to the portion of space proposed to be leased under the first two Qualifying Subleases (as defined herein) presented to Landlord for its consent during the primary term of this Lease. A "Qualifying
                                                                    ----------
Sublease" shall mean a sublease for a portion of the Premises to a person or
--------
entity provided that the aggregate sublease space at any given time does not exceed fifty percent (50%) of the rentable area of the Premises and the duration of the primary term of such sublease does not exceed three (3) years in the aggregate.

          (e) Tenant shall have the right to sublease all or any part of the Premises with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Tenant shall have the right to sublease all or any part of the Premises to an Affiliate without the prior written consent of Landlord if such Affiliate's use of the Premises will be substantially similar to Tenant's use thereof. Landlord shall have the right to withhold its consent to any proposed sublease to a non-Affiliate unless such proposed sublease is for at least 25,000 contiguous rentable square feet within the Premises.

     15.  CONDEMNATION.  If a material portion of the Premises is permanently
          ------------
taken for any public or quasi-public use by right of eminent domain or private purchase in lieu thereof (a "Taking"), and the Taking prevents or materially
                             ------
interferes with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, either party may terminate this Lease by delivering to the other written notice thereof within 30 days after the Taking, in which case rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking. If the permanent Taking does not prevent or materially interfere with the use of the Premises for the purpose for which they were leased to Tenant, then neither party may terminate this Lease, but the rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances, and Landlord shall repair any damage to the Premises caused by the Taking, to the extent of the award actually received by Landlord (less than the cost incurred in connection with the receiving of such award and any amounts payable to a Landlord's Mortgagee). All compensation awarded for any Taking shall be the property of Landlord and Tenant assigns any interest it may have in any such award to Landlord; however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's property, if a separate award for such items is made to Tenant. If a Taking occurs which is not permanent in nature, then Tenant shall continue to pay rent hereunder without abatement and all condemnation awards payable in respect of the Premises for the portion of such Taking during the Term shall be payable to Tenant, and the remainder of such award shall be payable to Landlord.

     16.  SURRENDER OF PREMISES; HOLDING OVER.
          -----------------------------------

          (a) No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the end of the Term or the termination of Tenant's right to possess the Premises, Tenant shall (1) deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear (subject however to Tenant's maintenance obligations) excepted, and with the HVAC System, and the plumbing, mechanical, and electrical systems and equipment (including hot water equipment), light and light fixtures (including ballasts), overhead doors and related equipment, and roof in good working order, condition and repair, (2) deliver to Landlord all keys to the Premises, and (3) remove all signage placed on the Premises by or at Tenant's request. All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord's property and shall remain on the Premises except as provided in the next two sentences. Tenant may remove all of Tenant's furniture and equipment which is not affixed to the Premises so as to become a fixture (i.e, unattached items and items which are temporarily attached by bolts and screws, but not items which are built-in or incorporated into the Building or the electrical, plumbing, or mechanical systems therein), but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord. Additionally, Tenant shall remove such alterations, additions, improvements, fixtures, equipment, wiring, furniture, and other property to the extent that such items were constructed or installed by or under the direction of a Tenant Party as Landlord may request, provided such request is made within 30 days after the end of the Term, unless Landlord has specifically agreed in writing that such items need not be so removed. All items not so removed shall, at the option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items and Tenant shall pay for the costs incurred by Landlord in connection therewith. All work required of Tenant under this Section 16.(a) shall be coordinated with Landlord and be done in a good and workmanlike manner, in accordance with all Laws, and so as not to damage the Building. Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 16.(a).

          (b) If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a Tenant at will and Tenant shall pay, in addition to the other rent due hereunder, a daily base rental equal to 150% of the daily Base Rent payable during the last month of the Term. Additionally, Tenant shall defend, indemnify, and hold harmless Landlord from any damage, liability and expense (including attorneys' fees and expenses) incurred because of such holding over. No payments of money by Tenant to Landlord after the Term shall reinstate, continue or extend the Term, and no extension of the Term shall be valid unless it is in writing and signed by Landlord and Tenant.

     17.  QUIET ENJOYMENT.  Provided Tenant has fully performed its
          ---------------
obligations under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise.

     18.  EVENTS OF DEFAULT.  Each of the following events shall constitute an
          -----------------
"Event of Default" under this Lease:
 ----------------

          (a) Tenant fails to pay any rent when due and such failure continues for a period of five (5) days from the date Landlord notifies Tenant in writing of such failure.

          (b) The filing of a petition by or against Tenant (1) in any bankruptcy or other insolvency proceeding; (2) seeking in any relief under any debtor relief Law; (3) for the appointment of a liquidator, receiver, trustee, custodian, or similar official for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for reorganization or modification of Tenant's capital structure (however, if any such petition is filed against Tenant, then the filing of such petition shall not constitute an Event of Default, unless it is not dismissed within 45 days after the filing thereof).

          (c) Tenant (1) vacates all or a substantial portion of the Premises for a period of 90 days or (2) fails to continuously operate its business at the Premises for the Permitted Use.

          (d) Tenant fails to discharge any lien placed upon the Premises in violation of Section 22 within ten (10) days after any such lien or encumbrance is filed against the Premises.

          (e) Tenant fails to comply with any term, provision or covenant of this Lease (other than those listed in this Section 18), or in any other agreement between Landlord and Tenant and such failure continues for 30 days after Tenant commences to cure such default following written notice thereof to Tenant and Tenant thereafter diligently pursues same to completion.

          (f) Tenant fails to pay its obligations as they become due or Tenant has defaulted under any agreement executed in connection with or evidencing indebtedness of Tenant in excess of $100,000.

          (g) An Event of Default has occurred under the Original Lease.

     19.  REMEDIES.
          --------

          (a) Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by Law, take any of the following actions:

              (1) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (A) all rent accrued hereunder through the date of termination, (B) all amounts due under Section 19.(b), and (C) an amount equal to (i) the total rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Discount Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates," minus (ii) the then present fair rental value of the Premises for such period, similarly discounted; or

              (2) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (A) all rent and other amounts accrued hereunder to the date of termination of possession, (B) all amounts due from time to time under Section 19.(b), and (C) all rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord may determine (including a term different than the Term, rental concessions, and alterations to, and improvement of, the Premises). Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of Landlord's failure to relet the Premises or to collect rent due for a reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the Term ends. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this
     Section 19.(a)(2). If Landlord elects to proceed under this Section 19.(a)(2), it may at any time elect to terminate this Lease under Section 19.(a)(1).

Additionally, Landlord may perform Tenant's unperformed obligations hereunder and, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

          (b) Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses. Landlord's acceptance of rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. Landlord's receipt of rent with knowledge of any default by Tenant hereunder shall not be a waiver of such default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless set forth in writing and signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (A) keep in place and use or (B) remove and store, at Tenant's expense, all of the furniture, fixtures, equipment and other property in the Premises, including that which is owned by or leased to Tenant at all times before any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord may relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person (a "Claimant") who presents to Landlord a copy of any instrument represented by
---------
Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of the instrument. Landlord may, at its option and without prejudice to or waiver of any rights it may have, escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees, and make such property available to Tenant and/or Tenant's employees; however, Tenant first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Landlord herein stated are in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant agrees that the rights herein granted Landlord are commercially reasonable.

     20.  LANDLORD'S LIABILITY.  Liability of Landlord to Tenant for any
          --------------------
default by Landlord, shall be limited to actual, direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land, and neither Landlord nor Landlord's owners shall have any personal liability therefor. Tenant hereby waives its rights under Section
91.004 of the Texas Property Code.

     21.  MORTGAGES.
          ---------

          (a) This Lease shall be subordinate to any deed of trust, mortgage or other security instrument (a "Mortgage"), and any ground lease, master lease, or
                              --------
primary lease (a "Primary Lease") that now or hereafter covers any portion of
                  -------------
the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee"), and to increases,
                                --------------------
renewals, modifications, consolidations, replacements, and extensions thereof. However, any Landlord's Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to this Lease by delivering written notice thereof to Tenant. The provisions of this Section 21 shall be self-operative, and no further instrument shall be required to effect such subordination; however, Tenant shall from time to time within ten days after request therefor, execute any instruments that may be required by any Landlord's Mortgagee to evidence the subordination of this Lease to any such Mortgage or Primary Lease.

          (b) Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (c) Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to this Lease, the Landlord's Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install the Improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of rent made more than one month in advance.

          (d) Notwithstanding the provisions of this Section 21 and except as provided in the Nondisturbance, Attornment and Subordination Agreement executed by Tenant as provided below and Landlord's Mortgagee, so long as this Lease is in effect, Tenant's right of possession to the Premises and other rights arising out of this Lease shall not be affected or disturbed by any Landlord's Mortgagee in the exercise of its rights under the Mortgage, and in the event that any Landlord's Mortgagee shall agree to the sale of the Land pursuant to its exercise of any rights and remedies under the Mortgage or otherwise, such sale shall be made subject to this Lease and the rights of the Tenant hereunder.

          (e) Within thirty (30) days following the full execution of this Lease, Tenant agrees to execute and acknowledge the forms of Nondisturbance, Attornment and Subordination Agreement and Lender Estoppel attached as Exhibits C-1 and C-2 and deliver them to Landlord.

     22.  ENCUMBRANCES.  Tenant has no authority, express or implied, to
          ------------
create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind Landlord's property or the interest of Landlord or Tenant in the Premises or to charge the rent for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed on the Premises by or at the request of Tenant. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

     23.  MISCELLANEOUS.
          -------------

          (a) Words of any gender used in this Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way affect the interpretation of this Lease. The following terms shall have the following meanings: "Laws" shall mean all federal, state, and
                                    ----
local laws, rules, and regulations; all court orders, governmental directives, and governmental orders; and all restrictive covenants affecting the Property, and "Law" shall mean any of the foregoing; "Affiliate" shall mean any person or
     ---                                    ---------
entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "Tenant Party" shall include Tenant,
                                            ------------
any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any of their respective agents, contractors, employees, and invitees; and "including" means including without limitation.
                              ---------

          (b) Landlord may transfer and assign, in whole or in part, its rights and obligations in the Premises, in which case Landlord shall have no further liability hereunder. Each party shall furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

          (c) Other than for Tenant's monetary obligations under this Lease, whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, neither Landlord nor Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant, as the case may be.

          (d) Tenant shall, from time to time, within 15 days after request of Landlord, deliver to Landlord, or Landlord's designee, a certificate of occupancy for the Premises, financial statements for itself and any guarantor of its obligations hereunder, evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under this Lease (including evidence of the payment of the Security Deposit), and an estoppel certificate stating that this Lease is in full effect, the date to which rent has been paid, the unexpired Term and such other factual matters pertaining to this Lease as may be requested by Landlord. Tenant's obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord's execution of this Lease.

          (e) This Lease constitutes the entire agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          (f) All obligations of Tenant hereunder not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the end of the Term and before Tenant vacates the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Pass-Through Expenses for the year in which the Term ends. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any Security Deposit held by Landlord may be credited against the amount due by Tenant under this Section 23.(f).

          (g) If any provision of this Lease is illegal, invalid or unenforceable, then the remainder of this Lease shall not be affected thereby, and in lieu of each such provision, there shall be added, as a part of this

Lease, a provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          (h) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

          (i) Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than Cushman & Wakefield of Texas, Inc. and Trammell Crow Dallas/Fort Worth, Inc., whose commissions shall be paid by Landlord pursuant to a separate written agreement. Tenant and Landlord shall each indemnify the other against all costs, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (j) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of Section 24 to the same effect as if each had received such notice.

          (k) The terms and conditions of this Lease are confidential and Tenant shall not disclose the terms of this Lease to any third party except as may be required by law or to enforce its rights hereunder.

          (l) Tenant shall pay interest on all past-due rent from the date due until paid at the maximum lawful rate. In no event, however, shall the charges permitted under this Section 23.(l) or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

     24.  NOTICES.  Each provision of this instrument or of any applicable
          -------
Laws and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment hereunder shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent shall not be deemed satisfied until such rent has been actually received by Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of
(1) tender of delivery (in the case of a hand-delivered notice), (2) deposit in the -United States Mail, postage prepaid, Certified Mail, or (3) receipt by facsimile transmission, in each case, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. If Landlord has attempted to deliver notice to Tenant at Tenant's address reflected on Landlord's books but such notice was returned or acceptance thereof was refused, then Landlord may post such notice in or on the Premises, which notice shall be deemed delivered to Tenant upon the posting thereof.

     25.  HAZARDOUS WASTE.  The term "Hazardous Substances," as used in this
          ---------------             --------------------
Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall
                                            -----------------
mean any Law relating to health, pollution or protection of the environment. Tenant hereby agrees that (a) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted
                                                             ---------
Activities") provided such Permitted Activities are conducted in accordance with
----------
all Environmental Laws and have been approved in advance in writing by Landlord;
(b) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided
                                               -------------------
such Permitted Materials are properly stored in a manner and location satisfying all Environmental Laws and approved in advance in writing by Landlord; (c) no portion of the Premises will be used as a landfill or a dump; (d) Tenant will not install any underground tanks of any type; (e) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; and (f) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. If at any time during or after the Term, the Premises are found to be so contaminated by or subject to such conditions which were caused by a Tenant Party, Tenant shall defend, indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising therefrom or as a result thereof. Tenant will maintain on the Premises a list of all materials stored at the Premises for which a materials safety data sheet (an "MSDS") was
                                                                    ----
issued by the producers or manufacturers thereof, together with copies of the MSDS for such materials, and shall deliver such list and MSDS copies to Landlord upon Landlord's request therefor. Tenant shall remove all Permitted Materials from the Premises in a manner acceptable to Landlord before Tenant's right to possess the Premises is terminated. Unless expressly identified on an addendum to this Lease, as of the date hereof there are no "Permitted Activities" or "Permitted Materials" for purposes of the foregoing provision and none shall exist unless and until approved in writing by the Landlord. Landlord may enter the Premises and conduct environmental inspections and tests therein as it may require from time to time, provided that Landlord shall use reasonable efforts to minimize the interference with

Tenant's business. Such inspections and tests shall be conducted at Landlord's expense, unless they reveal the presence of Hazardous Substances (other than Permitted Materials) which were caused by a Tenant Party, or that Tenant has not complied with the requirements set forth in this Section 25, in which case Tenant shall reimburse Landlord for the cost thereof within ten days after Landlord's request therefor. Landlord represents and warrants that to the best of its current actual knowledge there are no Hazardous Substances or other environmental contamination in, on or under the Land, the Building or the Premises. Within three business days after its receipt thereof, Landlord shall have delivered to Tenant copies of any Phase I reports or other environmental reports or studies regarding the Land or the Building in Landlord's possession.

     26.  CONDITIONS TO LANDLORD'S OBLIGATIONS.  (Intentionally Deleted).
          ------------------------------------

     27.  LANDLORD'S LIEN.  Landlord hereby waives its statutory landlord's
          ---------------
lien.

     28.  ROOFTOP EQUIPMENT.  Provided that Tenant complies with the terms of
          -----------------
this Section, Tenant may, at its risk and expense, install a satellite dish and related communications equipment and wiring (collectively, the "Rooftop
                                                                -------
Equipment") on the roof of the Building at a location approved by Landlord,
---------
which equipment may be used solely by Tenant and its Permitted Transferees or Permitted Sublessees. Before installing the Rooftop Equipment, Tenant shall submit to Landlord for its approval (which approval shall be in Landlord's sole discretion) plans and specifications which (a) specify in detail the design, location, size, and, in the case of a satellite dish, frequency of the Rooftop Equipment and (b) are sufficiently detailed to allow for the installation of the Rooftop Equipment in a good and workmanlike manner and in accordance with all Laws (the "Legal Requirements"). If Landlord approves of such plans, Tenant
           ------------------
shall install (in a good and workmanlike manner), maintain and use the Rooftop Equipment in accordance with all Legal Requirements and shall obtain all consents and permits required for the installation and operation thereof; copies of all such permits and evidence of such consents must be submitted to Landlord before Tenant begins to install the Rooftop Equipment. Tenant shall thereafter maintain all permits necessary for the maintenance and operation of the Rooftop Equipment while it is on the Building and operate and maintain the Rooftop Equipment in such a manner so as not to unreasonably interfere with any other satellite, antennae, or other transmission facility on the Building's roof or in the Building. Landlord may require that Tenant screen the Rooftop Equipment with a parapet or other screening device acceptable to Landlord. Tenant shall maintain the Rooftop Equipment and screening device in good repair and condition. Tenant shall, at its risk and expense, remove the Rooftop Equipment (including all wiring related thereto), within five days after the occurrence of any of the following events: (1) the termination of Tenant's right to possess the Premises; (2) the termination of the Lease; (3) the expiration of the Term; or (4) Tenant's vacating the Premises. If Tenant fails to do so, Landlord may remove the Rooftop Equipment and store or dispose of it in any manner Landlord deems appropriate without liability to Tenant; Tenant shall reimburse Landlord for all costs incurred by Landlord in connection therewith within ten days after Landlord's request therefor. Tenant shall repair any damage to the Building caused by or relating to the Rooftop Equipment, including that which is caused by its installation, maintenance, use, or removal and shall indemnify Landlord against all Losses arising from the installation, maintenance, use, or removal of the Rooftop Equipment, excluding that caused by Landlord's negligence. All
                          ----------------------------------------------
work relating to the Rooftop Equipment shall, at Tenant's expense, be coordinated with Landlord's roofing contractor so as not to affect any warranty for the Building's roof.

     29.  TAX INCENTIVES.  Landlord shall reasonably cooperate with Tenant in
          --------------
obtaining all governmental tax incentives, abatements, discounts and concessions.

     30.  FINANCIAL STATEMENTS.  Notwithstanding any other provision of this
          --------------------
Lease, until such time as Tenant successfully completes an initial public offering of Tenant's stock on a nationally-recognized public exchange, Tenant shall upon Landlord's request therefor, provide Landlord within ninety (90) days following (i) the end of each fiscal year of Tenant, a copy of audited financial statements prepared in accordance with generally accepted accounting principles, and within forty-five (45) days following (ii) the end of each fiscal quarter of Tenant, the following: (a) a balance sheet, (b) an income statement, (c) a statement of cash flow and (d) such other supporting documentation as Landlord may reasonably require.

     Executed by Tenant on August 21, 1998.


TENANT:                  METASOLV SOFTWARE, INC.


                         By: /s/ Jonathan K. Hustis
                            ---------------------------------------------
                         Name:   Jonathan K. Hustis
                              -------------------------------------------
                         Title:  V.P. - Business Services
                               ------------------------------------------
                         Address:    5560 Tennyson Parkway
                                     Plano, Texas 75024
                         Telephone:  972-239-0623
                         Fax:        972-239-0653

     Executed by Landlord on August 21, 1998.



LANDLORD:


                         /s/ WILLIAM R. COOPER
                         --------------------------------------
                         WILLIAM R. COOPER

                         /s/ CRAIG A. COOPER
                         --------------------------------------
                         CRAIG A. COOPER

                         Address:   Ten Thousand North Central Expressway
                                    Suite 1150
                                    Dallas, Texas  75231
                         Telephone: 214-360-1830
                         Fax:       214-360-1844

                                   EXHIBIT A

                           [Description of Premises]

                                   EXHIBIT B

                                  WORK LETTER
                                  -----------

                               (To be attached)






                                       B

                                   EXHIBIT C
                                   ---------

                       FORMS OF SNDA AND LENDER ESTOPPEL
                       ---------------------------------







                                       C

                                   EXHIBIT D
                                   ---------

                               EXTENSION OPTIONS
                               -----------------

     Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease as to all of the then-leased Premises for two additional periods of five years each on the same terms provided in this Lease (except as set forth below), by delivering written notice of the exercise thereof to Landlord (an "Extension Notice") not
                                                        ----------------
later than nine months before the expiration of the Term. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

          (1) The Basic Rental payable for each month during each such extended Term shall be the Fair Market Rental Rate for the extended Term.

          (2) Tenant shall have no further renewal options or expansion options (except as otherwise provided herein) unless expressly granted by Landlord in writing; and

          (3) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, except to a Permitted Transferee or to an assignee or subtenant approved by Landlord as provided in this Lease, or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof. Tenant may not assign its rights under this Exhibit to any assignee or subtenant other than to a Permitted Transferee of the entire Premises.

                                       D

                                   EXHIBIT E
                                   ---------

                                    PARKING
                                    -------

     Landlord shall use its best efforts to provide to Tenant a combination of underground and surface parking at a ratio of no less than four (4) spaces per 1,000 square feet of net rentable area of the Premises. The underground portion of such parking area shall accommodate at least one hundred twenty (120) spaces.

                                       E

                                   EXHIBIT F
                                   ---------

                            FAIR MARKET RENTAL RATE
                            -----------------------

     1.  Definition.  The term "Fair Market Rental Rate" shall mean the market
                                -----------------------
rental rate for the time period such determination is being made for office space in office buildings in the vicinity of the Building (the "Market Area") of
                                                                -----------
comparable age, quality and condition for space of equivalent quality, size, utility, and location. Such determination shall take into account all relevant factors, including, without limitation, the following matters: the credit standing of Tenant; the length of the term; expense stops; and construction allowances and other tenant concessions or lack thereof.

     2. Determination. Landlord shall deliver to Tenant notice confirming the Fair Market Rental Rate (the "FMRR Notice") for the space in question (the
                              -----------
"Space") or extension of the Term (an "Extension") within 20 days after Tenant
------                                 ---------
exercises the option giving rise for the need to determine the Fair Market Rental Rate. If Tenant disagrees with Landlord's assessment of the Fair Market Rental Rate specified in a FMRR Notice, then it shall so notify Landlord in writing within ten days after delivery of such FMRR Notice; otherwise, the rate set forth in such notice shall be the Fair Market Rental Rate. If Tenant timely delivers to Landlord written notice that it disagrees with Landlord's assessment of the Fair Market Rental Rate, then Landlord and Tenant shall meet to attempt to determine the Fair Market Rental Rate. If Tenant and Landlord are unable to agree on such Fair Market Rental Rate within ten days after Tenant notifies Landlord of its disagreement with Landlord's assessment thereof, then (within the next ten days) Landlord and Tenant shall jointly appoint an independent MAI real estate appraiser with at least five-years' commercial real estate appraisal experience in the Market Area and submit their respective assessments of the Fair Market Rental Rate to the appraiser. If the parties are unable to agree on an independent real estate appraiser, then either party may apply to any Dallas, Texas office of the American Arbitration Association (the "AAA") to appoint an
                                                           ---
appraiser having the qualifications described in the previous sentence. The AAA's selection of the appraiser shall be binding on Landlord and Tenant. The appraiser shall then, within ten days after his designation, select the assessment (i.e., either Landlord's or Tenant's) that is closest to his determination of the Fair Market Rental Rate, which assessment shall then be the Fair Market Rental Rate for the Space in question or Extension (as applicable). The party whose assessment was not chosen by the appraiser shall pay the fees and expenses of the appraiser.

     3. Administration. If Tenant has exercised an option or right to lease Space to extend the Term and the Fair Market Rental Rate for the Space or Extension has not been determined in accordance with this Exhibit by the time that Base Rent for such Space or Extension is to commence in accordance with the terms hereof, then Tenant shall pay base rent for such Space based on the Fair Market Rental Rate proposed by Landlord pursuant to this Exhibit until such time as the Fair Market Rental Rate has been so determined, at which time appropriate cash adjustments shall be made between Landlord and Tenant such that Tenant is charged Base Rent based on the Fair Market Rental Rate (as finally determined pursuant to this Exhibit) for the Space during the interval in question.

                                       F

                 FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT
                 ---------------------------------------------
                               (Phase II Lease)

     THIS FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT (this "Amendment") is
                                                               ---------
made and entered into as of September 16, 1998, by and between PARAGON LEGACY ASSOCIATES, INC. ("Landlord"), and METASOLV SOFTWARE, INC., a Delaware
                   --------
corporation ("Tenant").
              ------

                                   RECITALS

     WHEREAS, Landlord is the owner of an approximately 9.565-acre tract of land located on Tennyson Parkway in Plano, Texas, which, together with the improvements thereon, is known as the "MetaSolv Project" (the "Land");
                                                               ----

     WHEREAS, Tenant currently occupies the existing building on the Land (the "Phase I Building"), pursuant to that certain Commercial Lease Agreement dated
 ----------------
April 1, 1997, between Tenant and CrowInvest II, L.P., as amended by that certain First Amendment to Commercial Lease Agreement dated August 21, 1998, between Landlord and Tenant, and as assigned by that certain Blanket Bill of Sale and Assignment dated September 16, 1998, from CRIN-Plano I., L.P. to Landlord and that certain Assignment of Lease Documents dated as of September 16, 1998, from the Coopers to Landlord (such assignments being collectively herein called the "Lease Assignments", and such lease, as so amended and
                   -----------------
assigned, being collectively herein called the "Phase I Lease");
                                                -------------

     WHEREAS, Tenant has heretofore had the right under the Phase I Lease to request that Landlord construct additional surface parking for the Phase I Building (the "Phase I Surface Parking"), provided that the costs for such
               -----------------------
construction would be amortized and repaid to Landlord in the form of an increase in Tenant's rent under such lease, all as more particularly provided on Exhibit D such lease, and Tenant has heretofore requested the construction of such parking;

     WHEREAS, Tenant has heretofore entered into that certain Commercial Lease Agreement with the Coopers to cover an additional building to be constructed on the Land, as assigned to Landlord by the Lease Assignments (such lease, as assigned, being herein called the "Phase II Lease"; such lease together with the
                                   --------------
Phase I Lease being herein called the "Leases"); and
                                       ------

     WHEREAS, the Phase II Lease (including the attachments thereto) contains various plans, specifications, time periods for completion and other provisions relating to the construction of the New Phase I Parking as well as the construction of an additional building;

     WHEREAS, concurrently herewith, Landlord and Tenant are executing an amendment to delete Exhibit D to the Phase I Lease;

     WHEREAS, Landlord and Tenant desire to modify the provisions of the Phase II Lease as set out below.

                                  AGREEMENTS

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are mutually acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Defined Terms. All initially-capitalized terms used and not otherwise
          -------------
defined herein shall have the meanings prescribed in the Phase II Lease.

     2.   Phase II Lease Controlling as to Additional Surface Parking. Landlord
          -----------------------------------------------------------
and Tenant hereby confirm and agree that the plans, specifications, times for completion of construction, reimbursement to Landlord for such construction and all other matters pertaining to the construction of the New Phase I Parking shall be governed by the Phase II Lease. To the extent of any conflict between the Phase II Lease and any provision in the Phase I Lease pertaining to the New Phase I Parking, the Phase II Lease shall be controlling.

     3.   Costs for New Phase I Parking.  In lieu of the amortization originally
          -----------------------------
contemplated in Exhibit D to the Phase I Lease, Tenant shall pay only one-half (the "New Parking Payment") of the total costs and expenses for construction of
      -------------------
the New Phase I Parking, which total is estimated at $110,000.00 (including any and all developer or construction management fees payable to Landlord or any other person to the extent allocable to the New Phase I Parking).

     4.   Form and Time of Payment.  Provided no default then exists on the part
          ------------------------
of Tenant under either of the Leases, Tenant shall be entitled to pay the New Parking Payment in any one or more of the following four forms, to the extent
                                                    ----
such forms are available under then current circumstances, at Tenant's sole option:

     (a)  In the form of a check (or cash or cash equivalent);

     (b) In the form of a set-off against the Construction Allowance payable under Section 6(b)(2) of the Phase II Lease, to the extent such
                ---------------
          allowance is not depleted for costs and expenses for the other construction under the Phase II lease;

     (c) If Landlord performs such construction of the Improvements, to the extent that the total costs and expenses for such construction including any skybridge or other items requested by Tenant, together with the New Parking Payment, would exceed the Construction Allowance, then the new Parking Payment may be made to the extent of such excess in the form of an addition to any other amounts that are allowed to be amortized pursuant to Section 6 (b)(2) of the Phase II Lease. To the
                                ----------------
          extent, however, that the total excess to be amortized would exceed the $500,000 ceiling applicable under Section 6(b)(2), the excess over
                                                ---------------
          such ceiling must be paid in cash; or

     (d) In the form of a set-off against the $50,000 maximum allowance for costs for a monument sign, an energy management system and a security system, as provided under Section 2 of the Work Agreement attached as Exhibit B to the Phase II Lease to the extent such allowance is not depleted for costs and expenses for such three items.

Tenant shall be entitled to require as a condition to payment of the New Parking Payment (in any form) that Landlord provide copies of invoices or other evidence of the costs and expenses for the New Phase I Parking reasonably supporting the amount of such payment. In the event that any portion of the New Parking Payment is required to be paid in cash pursuant to subsection (b), (c) or (d)
                                                   -------------------    ---
above, such portion shall be paid within ten (10) days following Landlord's submission of such evidence reasonably supporting the amount of the New Parking Payment. Any failure by Tenant to pay such portion in cash fully and promptly when due shall without further notice constitute an Event of Default under the Leases.

     5.   Form of Tenant Estoppel.  Tenant hereby confirms and agrees that the
          -----------------------
form of Tenant Estoppel attached as Exhibit C-2 hereto is the form of tenant estoppel referred to in Section 21(e) of the Phase II Lease and is hereby incorporated into such lease as Exhibit C-2 thereof in lieu of any other form of tenant estoppel, which is hereby deleted, that may be attached as such exhibit.

     6.   Phase II Lease Ratified.  As amended hereby, Landlord and Tenant
          -----------------------
confirm and ratify all of the terms and provisions of the Phase II Lease.

     7.   Miscellaneous.  The headings sections in this Amendment are for
          -------------
convenience only shall not be construed as limiting or affecting the meaning of the text of this Amendment. This Amendment may not be rescinded, terminated, waived, amended or modified in whole or in part, orally, by course of conduct or otherwise than by a writing signed by both Landlord and Tenant. This Amendment may be executed in one or more counterparts, and provided that each of the parties hereto signs at least one counterpart, such counterparts shall together constitute one agreement that may be sufficiently evidenced by any counterpart.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Amendment to be effective as of the date first written above.


                                       LANDLORD
                                       --------

                                       PARAGON LEGACY ASSOCIATES, LTD.
                                       a Texas limited partnership

                                       By:  WRC Turtle Creek, Inc.
                                            a Texas corporation



                                            By:  /s/ William R. Cooper
                                                 ------------------------------
                                                 William R. Cooper, President



                                       TENANT:
                                       -------

                                       METASOLV SOFTWARE, INC.
                                       a Delaware corporation



                                       By:  /s/ Jonathan K. Hustis
                                            -----------------------------------
                                            Name:  Jonathan K. Hustis
                                                  -----------------------------
                                            Title: V.P. - Business Services
                                                   ----------------------------